                   OLYMPIC  AUTOMOBILE  RECEIVABLES TRUST  1996 - D


                           MONTHLY  SERVICER'S  CERTIFICATE




        Accounting Date:              April 30, 1997
                                      --------------------
        Determination Date:           May 5, 1997
                                      --------------------
        Distribution Date:            May 15, 1997
                                      --------------------
        Monthly Period Ending:        April 30, 1997
                                      --------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1996, among Olympic Automobile Receivables Trust, 1996-D (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.     Collection  Account  Summary


       Available Funds:
                     Payments Received                                                $23,050,437.12
                     Liquidation Proceeds (excluding Purchase Amounts)                   $730,297.71
                     Current Monthly Advances                                            $210,062.06
                     Amount of withdrawal, if any, from the Reserve Account                    $0.00
                     Monthly Advance Recoveries                                         ($127,672.95)
                     Purchase Amounts-Warranty and Administrative Receivables             $19,882.28
                     Purchase Amounts - Liquidated Receivables                                 $0.00
                     Income from investment of funds in Trust Accounts                    $98,739.38
                                                                                      --------------
       Total Available Funds                                                                              $23,981,745.60
                                                                                                          --------------
                                                                                                          --------------

       Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                         $0.00
                     Backup Servicer Fee                                                       $0.00
                     Basic Servicing Fee                                                 $558,876.75
                     Trustee and other fees                                                    $0.00
                     Class A-1  Interest Distributable Amount                             $82,138.37
                     Class A-2  Interest Distributable Amount                          $1,030,208.33
                     Class A-3  Interest Distributable Amount                            $619,791.67
                     Class A-4  Interest Distributable Amount                            $756,250.00
                     Class A-5  Interest Distributable Amount                            $466,145.83
                     Noteholders' Principal Distributable Amount                      $17,209,819.70
                     Certificateholders' Interest Distributable Amount                   $372,604.17
                     Certificateholders' Principal Distributable Amount                        $0.00
                     Amounts owing and not paid to Security Insurer under
                       Insurance Agreement                                                     $0.00
                     Supplemental Servicing Fees (not otherwise paid
                       to Servicer)                                                            $0.00
                     Spread Account Deposit                                            $2,885,910.78
                                                                                      --------------
    Total Amounts Payable on Distribution Date                                                            $23,981,745.60
                                                                                                          --------------
                                                                                                          --------------

II.    Available Funds

       Collected Funds (see V)
                     Payments Received                                                $23,050,437.12
                     Liquidation Proceeds (excluding Purchase Amounts)                   $730,297.71      $23,780,734.83
                                                                                      --------------
       Purchase Amounts                                                                                       $19,882.28

       Monthly Advances
                     Monthly Advances - current Monthly Period (net)                      $82,389.11
                     Monthly Advances - Outstanding Monthly Advances
                     not otherwise reimbursed to the Servicer                                  $0.00          $82,389.11
                                                                                      --------------
                                                                                                              $98,739.38
       Income from investment of funds in Trust Accounts                                                  --------------

                                                                                                          $23,981,745.60
       Available Funds                                                                                    --------------
                                                                                                          --------------


III.   Amounts Payable on Distribution Date

          (i)(a)    Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by OFL or the Servicer)                                                    $0.00

          (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                     $0.00

          (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed
                      to Servicer)                                                                                 $0.00

          (ii)      Accrued and unpaid fees (not otherwise paid by OFL or
                      the Servicer):
                    Owner Trustee                                                              $0.00
                    Administrator                                                              $0.00
                    Indenture Trustee                                                          $0.00
                    Indenture Collateral Agent                                                 $0.00
                    Lockbox Bank                                                               $0.00
                    Custodian                                                                  $0.00
                    Backup Servicer                                                            $0.00
                    Collateral Agent                                                           $0.00               $0.00
                                                                                      --------------

          (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                     $558,876.75

          (iii)(b)  Supplemental Servicing Fees (not otherwise
                      paid to Servicer)                                                                            $0.00

          (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient
                      funds (not otherwise reimbursed to Servicer)                                                 $0.00

          (iv)      Class A-1  Interest Distributable Amount                                                  $82,138.37
                    Class A-2  Interest Distributable Amount                                               $1,030,208.33
                    Class A-3  Interest Distributable Amount                                                 $619,791.67
                    Class A-4  Interest Distributable Amount                                                 $756,250.00
                    Class A-5  Interest Distributable Amount                                                 $466,145.83

          (v)       Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                                    $17,209,819.70
                      Payable to Class A-2 Noteholders                                                             $0.00
                      Payable to Class A-3 Noteholders                                                             $0.00
                      Payable to Class A-4 Noteholders                                                             $0.00
                      Payable to Class A-5 Noteholders                                                             $0.00

          (vi)      Certificateholders' Interest Distributable Amount                                        $372,604.17

          (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the
                    Class A-1 Holdback Subaccount (applies only on the
                    Class A-1 Final Scheduled Distribution Date)                                                   $0.00

          (viii)    Certificateholders' Principal Distributable Amount                                             $0.00

          (ix)      Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                                          $0.00
                                                                                                          --------------

                    Total amounts payable on Distribution Date                                            $21,095,834.82
                                                                                                          --------------
                                                                                                          --------------


IV.    Calculation  of  Credit  Enhancement  Fee ("Spread Account
       Deposit"); withdrawal from Reserve Account; Deficiency Claim
       Amount; Pre-Funding Account Shortfall and Class A-1 Maturity
       Shortfall

       Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                      over total amounts payable (or amount of such
                      excess up to the Spread Account Maximum Amount)                                   $2,885,910.78

       Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over
                      Available Funds (excluding amounts payable under
                      item (vii) of Section III)                                                                $0.00

                     Amount available for withdrawal from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount), equal to
                      the difference between the amount on deposit in the Reserve
                      Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                      withdrawals from or deposits to the Reserve Account in respect
                      of transfers of Subsequent Receivables)                                                   $0.00

                     (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over
                      Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                      Subaccount) to the extent of the funds available for
                      withdrawal from in the Reserve Account, and deposited in
                      the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                     $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1
         Final Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of the
                      Class A-1 Notes exceeds (b) Available Funds after payment
                      of amounts set forth in item (v) of Section III                                           $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                      $0.00

                     (The amount by which the remaining principal balance of
                      the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                      Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                       $0.00

       Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                     Holdback Subaccount  and Available Funds                                                   $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the
                     Class A-1 Notes after giving effect to payments made under items
                     (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of (a)
                     the sum of the Class A-1 Prepayment Amount, the Class A-2
                     Prepayment Amount, the Class A-3 Prepayment Amount, the
                     Class A-4 Prepayment Amount, and the Class A-5 Prepayment Amount,
                     over (b) the amount on deposit in the Pre-Funding Account                                  $0.00

       Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled
                     Distribution Date, of (a) the unpaid principal balance of the
                     Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                     Section III or pursuant to a withdrawal from the Class A-1
                     Holdback Subaccount.                                                                       $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account
       Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                        Page 3


V.     Collected Funds

       Payments Received:
                     Supplemental Servicing Fees                                               $0.00
                     Amount allocable to interest                                      $7,928,255.82
                     Amounts allocable to principal                                   $15,122,181.30
                     Amount allocable to Insurance Add-On Amounts                              $0.00
                     Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit
                      in the Collection Account)                                               $0.00
                                                                                      --------------

       Total Payments Received                                                                                 $23,050,437.12

       Liquidation Proceeds:
                     Gross amount realized with respect to Liquidated Receivables        $851,043.40

                     Less: (i) reasonable expenses incurred by Servicer
                      in connection with the collection of such Liquidated
                      Receivables and the repossession and disposition
                      of the related Financed Vehicles and (ii) amounts
                      required to be refunded to Obligors on such
                      Liquidated Receivables                                            ($120,745.69)
                                                                                      --------------

       Net Liquidation Proceeds                                                                                   $730,297.71

       Allocation of Liquidation Proceeds:
                     Supplemental Servicing Fees                                               $0.00
                     Amount allocable to interest                                              $0.00
                     Amounts allocable to principal                                            $0.00
                     Amount allocable to Insurance Add-On Amounts                              $0.00
                     Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit in
                      the Collection Account)                                                  $0.00                    $0.00
                                                                                      --------------           --------------

       Total Collected Funds                                                                                   $23,780,734.83
                                                                                                               --------------
                                                                                                               --------------

VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                          $0.00
                     Amount allocable to interest                                              $0.00
                     Amounts allocable to principal                                            $0.00
                     Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit in
                      the Collection Account)                                                  $0.00

       Purchase Amounts - Administrative Receivables                                                               $19,882.28
                     Amount allocable to interest                                              $0.00
                     Amounts allocable to principal                                       $19,882.28
                     Amount allocable to Outstanding Monthly Advances
                      (reimbursed to the Servicer prior to deposit in the
                      Collection Account)                                                      $0.00
                                                                                      --------------

       Total Purchase Amounts                                                                                      $19,882.28
                                                                                                               --------------
                                                                                                               --------------

VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                               $303,515.44

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                     Payments received from Obligors                                    ($127,672.95)
                     Liquidation Proceeds                                                      $0.00
                     Purchase Amounts - Warranty Receivables                                   $0.00
                     Purchase Amounts - Administrative Receivables                             $0.00
                                                                                      --------------

       Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                  ($127,672.95)

       Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                 ($127,672.95)

       Remaining Outstanding Monthly Advances                                                                     $175,842.49

       Monthly Advances - current Monthly Period                                                                  $210,062.06
                                                                                                               --------------

       Outstanding Monthly Advances - immediately following
        the Distribution Date                                                                                     $385,904.55
                                                                                                               --------------
                                                                                                               --------------


                                        Page 4


VIII.  Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

       Payments received allocable to principal                                                                $15,122,181.30
       Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                               $2,067,756.12
       Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                        $19,882.28
       Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
       Cram Down Losses                                                                                                 $0.00
                                                                                                               --------------

       Principal Distribution Amount                                                                           $17,209,819.70
                                                                                                               --------------
                                                                                                               --------------

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-1 Noteholders on such Distribution Date)              $18,152,125.86

       Multiplied by the Class A-1 Interest Rate                                              5.430%

       Multiplied by actual days in the period, in case of the first
        Distribution Date, by 34/360                                                      0.08333333               $82,138.37
                                                                                      --------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                               --------------

       Class A-1 Interest Distributable Amount                                                                     $82,138.37
                                                                                                               --------------
                                                                                                               --------------

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after
        distributions of principal to Class A-2 Noteholders on
        such Distribution Date)                                                      $215,000,000.00

       Multiplied by the Class A-2 Interest Rate                                               5.75%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360           0.08333333            $1,030,208.33
                                                                                      --------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                               --------------

       Class A-2 Interest Distributable Amount                                                                  $1,030,208.33
                                                                                                               --------------
                                                                                                               --------------

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-3 Noteholders on such Distribution Date)             $125,000,000.00

       Multiplied by the Class A-3 Interest Rate                                              5.950%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360           0.08333333              $619,791.67
                                                                                      --------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                               --------------

       Class A-3 Interest Distributable Amount                                                                    $619,791.67
                                                                                                               --------------
                                                                                                               --------------

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after
        distributions of principal to Class A-4 Noteholders on
        such Distribution Date)                                                      $150,000,000.00

       Multiplied by the Class A-4 Interest Rate                                               6.05%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360           0.08333333              $756,250.00
                                                                                      --------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                               --------------

       Class A-4 Interest Distributable Amount                                                                    $756,250.00
                                                                                                               --------------
                                                                                                               --------------


                                        Page 5


F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-5 Noteholders on such Distribution Date)              $89,500,000.00

       Multiplied by the Class A-5 Interest Rate                                               6.25%

       Multiplied by 1/12 or, in case of the first Distribution Date, by 33/360           0.08333333              $466,145.83
                                                                                      --------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                               --------------

       Class A-5 Interest Distributable Amount                                                                    $466,145.83
                                                                                                               --------------
                                                                                                               --------------


H.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                            $82,138.37
       Class A-2 Interest Distributable Amount                                         $1,030,208.33
       Class A-3 Interest Distributable Amount                                           $619,791.67
       Class A-4 Interest Distributable Amount                                           $756,250.00
       Class A-5 Interest Distributable Amount                                           $466,145.83

       Noteholders' Interest Distributable Amount                                                               $2,954,534.20
                                                                                                               --------------
                                                                                                               --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                  $17,209,819.70

       Multiplied by Noteholders' Percentage ((i) for each
        Distribution Date before the principal balance of the
        Class A-1 Notes is reduced to zero, 100%, (ii) for the
        Distribution Date on which the principal balance of the
        Class A-1 Notes is reduced to zero, 100% until the
        principal balance of the Class A-1 Notes is reduced to
        zero and with respect to any remaining portion
        of the Principal Distribution Amount, the initial
        principal balance of the Class A-2 Notes over
        the Aggregate Principal Balance (plus any funds
        remaining on deposit in the Pre-Funding Account) as of
        the Accounting Date  for the preceding Distribution Date
        minus that portion of the Principal Distribution Amount
        applied to retire the Class A-1 Notes and (iii) for each
        Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over
        the Aggregate Principal Balance (plus any funds remaining
        on deposit in the Pre-Funding Account) as of the
        Accounting Date for the preceding Distribution Date)                                 100.00%           $17,209,819.70
                                                                                      --------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                               --------------

       Noteholders' Principal Distributable Amount                                                             $17,209,819.70
                                                                                                               --------------
                                                                                                               --------------

J. Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount
       payable to Class A-1 Notes (equal to entire Noteholders'
       Principal Distributable Amount until the principal balance
       of the Class A-1 Notes is reduced to zero)                                                              $17,209,819.70
                                                                                                               --------------
                                                                                                               --------------

       Amount of Noteholders' Principal Distributable Amount
       payable to Class A-2 Notes (no portion of the Noteholders'
       Principal Distributable Amount is payable to the Class A-2
       Notes until the principal balance of the Class A-1 Notes
       has been reduced to zero; thereafter, equal to the entire
       Noteholders' Principal Distributable Amount)                                                                     $0.00
                                                                                                               --------------
                                                                                                               --------------


                                        Page 6


K.  Calculation of Certificateholders' Interest Distributable Amount

       Certificate holders' Monthly Interest Distributable Amount:

       Certificate Balance (as of the close of business
        on the preceding Distribution Date)                                           $73,000,000.00

       Multiplied by the Certificate Pass-Through Rate                                        6.125%

       Multiplied by 1/12 or, in case of the first
        Distribution Date, by 33/360                                                      0.08333333              $372,604.17
                                                                                      --------------

       Plus any unpaid Certificateholders' Interest Carryover Shortfall                                                 $0.00
                                                                                                               --------------

       Certificateholders' Interest Distributable Amount                                                          $372,604.17
                                                                                                               --------------
                                                                                                               --------------

L.  Calculation of Certificateholders' Principal Distributable Amount:

       Certificateholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                  $17,209,819.70

       Multiplied by Certificateholders' Percentage ((i) for each
        Distribution Date before the principal balance of the
        Class A-1 Notes is reduced to zero, 0%, (ii) for the
        Distribution Date on which the principal balance of the
        Class A-1 Notes is reduced to zero, 0% until the
        principal balance of the Class A-1 Notes is reduced to
        zero and with respect to any remaining portion of the
        Principal Distribution Amount, 100% minus the Noteholders'
        Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution
        Date thereafter,  100% minus Noteholders' Percentage)                                  0.00%                    $0.00
                                                                                      --------------

       Unpaid Certificateholders' Principal Carryover Shortfall                                                         $0.00
                                                                                                               --------------

       Certificateholders' Principal Distributable Amount                                                               $0.00
                                                                                                               --------------
                                                                                                               --------------

IX.    Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the  Pre-Funding Account as
        of the preceding Distribution Date or, in the case of
        the first Distribution Date, as of the Closing Date
                     Pre-Funded Amount                                                                                  $0.00
                                                                                                               --------------

                                                                                                                        $0.00
                                                                                                               --------------
                                                                                                               --------------

       Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust
        occurring on a Subsequent Transfer Date (an amount
        equal to (a) $0 (the aggregate Principal Balance of
        Subsequent Receivables transferred to the Trust)
        plus (b) $0 (an amount equal to $0 multiplied by (A)
        one less (B)((i) the Pre-Funded Amount after giving
        effect to transfer of Subsequent Receivables over (ii) $0))                                                     $0.00

       Less:  any amounts remaining on deposit in the Pre-Funding
        Account in the case of the February 1997 Distribution
        Date or in the case the amount on deposit in the
        Pre-Funding Account has been reduced to $100,000 or less as
        of the Distribution Date (see B below)                                                                          $0.00
                                                                                                               --------------

       Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
                     Pre-Funded Amount                                                         $0.00
                                                                                      --------------

                                                                                                                       $28.40
                                                                                                               --------------
                                                                                                               --------------


                                        Page 7


IX.    Pre-Funding Account (cont.)

       B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result
        of the Pre-Funded Amount not being reduced to zero on
        the Distribution Date on or immediately preceding the
        end of the Funding Period (February 1997 Distribution
        Date) or the Pre-Funded Amount being reduced to
        $100,000 or less on any Distribution Date                                                                       $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class
        of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                                  $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class
        of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                                  $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class
        of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                                  $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class
        of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                                  $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class
        of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                                  $0.00

       Class A-6 Prepayment Amount (equal to the Class A-6
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class
        of Notes and the current Certificate Balance) of the
        Pre-Funded Amount as of the Distribution Date)                                                                  $0.00

       Certificate Prepayment Amount (equal to the
        Certificateholders' pro rata share (based on the
        respective current outstanding principal balance of
        each class of Notes and the current Certificate Balance)
        of the Pre-Funded Amount as of the Distribution Date)                                                           $0.00

       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                     $0.00
       Class A-2 Prepayment Premium                                                                                     $0.00
       Class A-3 Prepayment Premium                                                                                     $0.00
       Class A-4 Prepayment Premium                                                                                     $0.00
       Class A-5 Prepayment Premium                                                                                     $0.00

       Certificate Prepayment Premium                                                                                   $0.00


                                        Page 8

X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes,
        Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, and Certificates:

                     Product of (x)  6.08% (weighted average interest
                     of the Class A-1 Interest Rate, Class A-2 Interest Rate,
                     Class A-3 Interest Rate, Class A-4 Interest Rate,
                     Class A-5 Interest Rate and Certificate Pass-Through
                     Rate (based on the outstanding Class A-1 principal
                     balance, Class A-2 principal balance, Class A-3 principal
                     balance, Class A-4 principal balance, Class A-5 principal
                     balance and Certificate Balance), divided by 360, (y)
                     $0.00 (the Pre-Funded Amount on such Distribution Date)
                     and (z)  33 (the number of days until the February 1997
                     Distribution Date))                                                                                $0.00

                     Less the product of (x) 2.5% divided by 360,
                     (y) $0.00 (the Pre-Funded Amount on such
                     Distribution Date) and (z) 0 (the number of days
                     until the February 1997 Distribution Date)                                                         $0.00
                                                                                                               --------------


       Requisite Reserve Amount                                                                                         $0.00
                                                                                                               --------------
                                                                                                               --------------
       Amount on deposit in the Reserve Account (other than
        the Class A-1 Holdback Subaccount) as of the
        preceding Distribution Date or, in the case of the
        first Distribution Date, as of the Closing Date                                                                 $0.00

       Plus the excess, if any, of the Requisite Reserve
        Amount over amount on deposit in the Reserve Account
        (other than the Class A-1 Holdback Subaccount) (which
        excess is to be deposited by the Indenture Trustee
        in the Reserve Account from amounts withdrawn from
        the Pre-Funding Account in respect of transfers of
        Subsequent Receivables)                                                                                         $0.00

       Less: the excess, if any, of the amount on deposit in
        the Reserve Account (other than the Class A-1
        Holdback Subaccount) over the Requisite Reserve
        Amount (and amount withdrawn from the Reserve Account
        to cover the excess, if any, of total amounts payable
        over Available Funds, which excess is to be
        transferred by the Indenture Trustee to or upon the
        order of the General Partners from amounts withdrawn
        from the Pre-Funding Account in respect of transfers
        of Subsequent Receivables)                                                                                      $0.00

       Less: withdrawals from the Reserve Account (other
        than the Class A-1 Holdback Subaccount) to
        cover the excess, if any, of total amount
        payable over Available Funds (see IV above)                                                                     $0.00
                                                                                                               --------------

       Amount remaining on deposit in the Reserve Account
        (other than the Class A-1 Holdback Subaccount)
        after the Distribution Date                                                                                     $0.00
                                                                                                               --------------
                                                                                                               --------------

XI.    Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding
       Distribution Date or the Closing Date, as applicable,                                                            $0.00

       Plus deposit to the Class A-1 Holdback Subaccount
        (equal to 2.5% of the amount, if any, by which $0
        (the Target Original Pool Balance set forth in the
        Sale and Servicing Agreement) is greater than $0
        (the Original Pool Balance after giving effect to
        the transfer of Subsequent Receivables on the
        Distribution Date or on a Subsequent Transfer Date
        preceding the Distribution Date))                                                                               $0.00

       Less withdrawal, if any, of amount from the Class A-1
        Holdback Subaccount to cover a Class A-1 Maturity
        Shortfall (see IV above)                                                                                        $0.00

       Less withdrawal, if any, of amount remaining in the
        Class A-1 Holdback Subaccount on the Class A-1 Final
        Scheduled Maturity Date after giving effect to any
        payment out of the Class A-1 Holdback Subaccount
        to cover a Class A-1 Maturity Shortfall (amount of
        withdrawal to be released by the Indenture Trustee
        to the General Partners)                                                                                        $0.00
                                                                                                               --------------

       Class A-1 Holdback Subaccount immediately following
        the Distribution Date                                                                                           $0.00
                                                                                                               --------------
                                                                                                               --------------


                                        Page 9


XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period        $670,652,097.46
       Multiplied by Basic Servicing Fee Rate                                                 1.00%
       Divided by Months per year                                                         0.083333%
                                                                                    ---------------

       Basic Servicing Fee                                                                             $558,876.75

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                      $0.00

       Supplemental Servicing Fees                                                                           $0.00
                                                                                                   ---------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $558,876.75
                                                                                                                    ---------------
                                                                                                                    ---------------

XIII.  Information for Preparation of Statements to Noteholders

           a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                  Class A-1 Notes                                                                                    $18,152,125.86
                  Class A-2 Notes                                                                                   $215,000,000.00
                  Class A-3 Notes                                                                                   $125,000,000.00
                  Class A-4 Notes                                                                                   $150,000,000.00
                  Class A-5 Notes                                                                                    $89,500,000.00

           b.   Amount distributed to Noteholders allocable to principal
                  Class A-1 Notes                                                                                    $17,209,819.70
                  Class A-2 Notes                                                                                             $0.00
                  Class A-3 Notes                                                                                             $0.00
                  Class A-4 Notes                                                                                             $0.00
                  Class A-5 Notes                                                                                             $0.00

           c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                       $942,306.16
                  Class A-2 Notes                                                                                   $215,000,000.00
                  Class A-3 Notes                                                                                   $125,000,000.00
                  Class A-4 Notes                                                                                   $150,000,000.00
                  Class A-5 Notes                                                                                    $89,500,000.00

           d.   Interest distributed to Noteholders
                  Class A-1 Notes                                                                                        $82,138.37
                  Class A-2 Notes                                                                                     $1,030,208.33
                  Class A-3 Notes                                                                                       $619,791.67
                  Class A-4 Notes                                                                                       $756,250.00
                  Class A-5 Notes                                                                                       $466,145.83

           e.   Remaining Certificate Balance                                                                        $73,000,000.00

           f.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                7.  Certificateholders' Interest Carryover Shortfall, if any (and change in amount from preceding
                    statement)                                                                                                $0.00
                8.  Class B Certificateholders' Principal Carryover Shortfall, if any (and change in amount from
                    preceding statement)                                                                                      $0.00


                                    Page 10


XIV.   Information for Preparation of Statements to Noteholders (continued)
           g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                                          $0.00
                2.  Spread Account      Class A-1 Holdback Subaccount                                        $0.00
                3.  Claim on the Note Policy                                                                 $0.00

           h.   Remaining Pre-Funded Amount                                                                                  $28.40

           i.   Remaining Reserve Amount                                                                                      $0.00

           j.   Amount on deposit on Class A-1 Holdback Subaccount                                                            $0.00

           k.   Prepayment amounts
                  Class A-1 Prepayment Amount                                                                                 $0.00
                  Class A-2 Prepayment Amount                                                                                 $0.00
                  Class A-3 Prepayment Amount                                                                                 $0.00
                  Class A-4 Prepayment Amount                                                                                 $0.00
                  Class A-5 Prepayment Amount                                                                                 $0.00

           l.   Prepayment Premiums
                  Class A-1 Prepayment Premium                                                                                $0.00
                  Class A-2 Prepayment Premium                                                                                $0.00
                  Class A-3 Prepayment Premium                                                                                $0.00
                  Class A-4 Prepayment Premium                                                                                $0.00
                  Class A-5 Prepayment Premium                                                                                $0.00

           m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                 paid by the Trustee on behalf of the Trust                                                             $558,876.75

           n.   Note Pool Factors (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                        0.01215879
                  Class A-2 Notes                                                                                        1.00000000
                  Class A-3 Notes                                                                                        1.00000000
                  Class A-4 Notes                                                                                        1.00000000
                  Class A-5 Notes                                                                                        1.00000000

XV.    Information for Preparation of Statements to Certificateholders
           a.   Aggregate Certificate Balance as of first day of Monthly Period                                      $73,000,000.00

           b.   Amount distributed to Certificateholders allocable to principal                                               $0.00

           c.   Aggregate  Certificate Balance (after giving effect to
                 distributions on the Distribution Date)                                                             $73,000,000.00

           d.   Interest distributed to  Certificateholders                                                             $372,604.17

           e.   Remaining  Certificate Balance                                                                       $73,000,000.00

           f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                       $942,306.16
                  Class A-2 Notes                                                                                   $215,000,000.00
                  Class A-3 Notes                                                                                   $125,000,000.00
                  Class A-4 Notes                                                                                   $150,000,000.00
                  Class A-5 Notes                                                                                    $89,500,000.00

           g.   1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)            $0.00
                7.  Certificateholders' Interest Carryover Shortfall, if any (and change in amount from preceding
                    statement)                                                                                                $0.00
                8.  Certificateholders' Principal Carryover Shortfall, if any (and change in amount from preceding
                    statement)                                                                                                $0.00


           h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1.  Reserve Account                                                                        $0.00
                  2.  Spread Account                                                                         $0.00
                  3.  Claim on the Certificate Policy                                                        $0.00

           i.   Remaining Pre-Funded Amount                                                                                   $0.00

           j.   Remaining Reserve Amount                                                                                      $0.00

           k.   Certificate Prepayment Amount                                                                                 $0.00

           l.   Certificate Prepayment Premium                                                                                $0.00

           m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                paid by the Trustee on behalf of the Trust                                                              $558,876.75

           n.   Certificate Pool Factor (after giving effect to distributions on the Distribution Date)                  1.00000000


                                    Page 11


XVI.   Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                           $729,999,971.60
                     Subsequent Receivables                                                                                   $0.00
                                                                                                                    ---------------
                     Original Pool Balance at end of Monthly Period                                                 $729,999,971.60
                                                                                                                    ---------------
                                                                                                                    ---------------

                     Aggregate Principal Balance as of preceding Accounting Date                                    $670,652,097.46
                     Aggregate Principal Balance as of current Accounting Date                                      $653,442,277.76


        Monthly Period Liquidated Receivables                                   Monthly Period Administrative Receivables

                                       Loan #               Amount                      Loan #                          Amount
                                       ------               ------                      ------                          ------
                         see attached listing               $2,067,756.12        see attached listing                    $19,882.28
                                                                    $0.00                                                     $0.00
                                                                    $0.00                                                     $0.00
                                                                    $0.00                                                     -----
                                                            $2,067,756.12                                                $19,882.28
                                                            -------------                                               -----------
                                                            -------------                                               -----------

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                                   $17,240,981.09

       Aggregate Principal Balance as of the Accounting Date                       $653,442,277.76
                                                                                  ----------------
       Delinquency Ratio                                                                                                2.63848571%
                                                                                                                      -------------
                                                                                                                      -------------







       IN WITNESS WHEREOF, I, Michael Sherman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                         ARCADIA  FINANCIAL  LTD.


                                         By:        /s/ Michael J. Sherman
                                                    ----------------------------

                                         Name:      Michael J. Sherman
                                                    ----------------------------
                                         Title:     Vice President / Treasurer
                                                    ----------------------------


                                    Page 12